As filed with the Securities and Exchange Commission on December 17, 2003

                           Schedule 14A Information
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the registrant  |X|
Filed by a party other than the registrant  |_|
Check the appropriate box:
|_|     Preliminary Proxy Statement                       |_|      Confidential, for Use of the Commission
|X|     Definitive Proxy Statement                        Only (as permitted by Rule 14a-6(e)(2))
|_|     Definitive Additional Materials
|_|     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       SENTINEL VARIABLE PRODUCTS TRUST
-------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|X|     No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------
(2)     Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

-------------------------------------------------------------------------------
(4)     Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:

-------------------------------------------------------------------------------
(2)     Form, Schedule or Registration Statement No.:

-------------------------------------------------------------------------------
(3)     Filing Party:

-------------------------------------------------------------------------------
(4)     Date Filed:

-------------------------------------------------------------------------------

SENTINEL VARIABLE PRODUCTS TRUST

BALANCED FUND



December 17, 2003



Dear Fellow Shareholder:



You are cordially invited to attend a Special Meeting of Shareholders of the Sentinel Variable Products Balanced Fund of Sentinel Variable Products Trust, on Friday, January 23, 2004, at 10:00 a.m. at the home office of National Life Insurance Company, National Life Drive, Montpelier, Vermont 05604. The purpose of the meeting will be to consider and act upon a proposal to approve the Investment Advisory Agreement for the Fund, and a proposal to reimburse the Fund's investment advisor for its costs incurred in managing the Fund from its inception on August 1, 2003 to the date the Investment Advisory Agreement is approved by the shareholders.



While we would like very much to have you attend the meeting and vote in person, we realize that this may not be possible. If you cannot attend the meeting, it is important that you complete, sign, and return the enclosed proxy ballot so that your vote, based on the shares you own through your interest in a National Life variable life insurance or annuity policy, will be represented. In the event you later decide to attend the meeting, you may revoke your proxy at that time and vote your shares in person.



If you desire additional information concerning the matters proposed for action at the meeting, we would be glad to hear from you. Your proxy ballot on which to indicate your vote is enclosed, along with a postage-free envelope. I urge you to return it promptly.



Sincerely,

/s/ James A. Mallon

James A. Mallon
Chairman

                   SENTINEL VARIABLE PRODUCTS BALANCED FUND
                      of SENTINEL VARIABLE PRODUCTS TRUST

                              NATIONAL LIFE DRIVE
                           MONTPELIER, VERMONT 05604


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        To Be Held on January 23, 2004




To Shareholders of Sentinel Variable Products Balanced Fund of Sentinel Variable Products Trust:



NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Sentinel Variable Products Balanced Fund (the "Fund") of Sentinel Variable Products Trust (the "Trust") will be held at the office of National Life Insurance Company, National Life Drive, Montpelier, Vermont, on Friday, January 23, 2004, at 10:00 a.m., to take action upon the following matters:


     1. To consider and act upon a proposal to approve an Investment Advisory Agreement between the Trust, on behalf of the Fund, and NL Capital Management, Inc.; and

     2. To consider the approval of the retention by and reimbursement to, NL Capital Management, Inc. of its costs incurred in connection with services rendered to the Fund for the period from August 1, 2003 until the date the Investment Advisory Agreement is approved by the Fund's shareholders; and

     3. The transaction of such other business as may properly come before any meeting, or any adjournment thereof.

All shareholders of the Fund through ownership of a National Life variable life insurance or annuity policy as of the close of business on November 28, 2003 are entitled to notice of and to vote at the applicable meeting or any adjournment thereof.

If by reason of having two or more accounts you receive more than one proxy card, please sign and return each proxy.



                                   By Order of the Board of Trustees

                                   /s/ D. Russell Morgan

                                   D. Russell Morgan
                                   Secretary
                                   Sentinel Variable Products Trust
   Montpelier, Vermont
   December 17, 2003




   IF YOU CANNOT ATTEND THE MEETING, PLEASE MARK, DATE, SIGN AND RETURN THE
             ACCOMPANYING PROXY PROMPTLY. YOUR VOTE IS IMPORTANT!

                   SENTINEL VARIABLE PRODUCTS BALANCED FUND
                      of SENTINEL VARIABLE PRODUCTS TRUST

                              National Life Drive
                           Montpelier, Vermont 05604

                                Proxy Statement

                        Special Meeting of Shareholders

                               January 23, 2004



     This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Sentinel Variable Products Trust, a Delaware business trust (the "Trust"), whose address is National Life Drive, Montpelier, Vermont 05604, for use at a Special Meeting of Shareholders of Sentinel Variable Products Balanced Fund (the "Fund"), a series of the Trust, to be held at the office of National Life Insurance Company ("National Life"), National Life Drive, Montpelier, Vermont, on Friday, January 23, 2004 at 10:00 a.m., and at any adjournments thereof. This proxy statement and the enclosed proxy are being mailed to shareholders on or about December 17, 2003.

     NL Capital Management, Inc., National Life Drive, Montpelier, Vermont 05604, has provided investment advisory services to the Fund since its inception. Equity Services, Inc., National Life Drive, Montpelier, Vermont 05604, acts as the Trust's principal underwriter. Sentinel Administrative Service Corporation, National Life Drive, Montpelier, Vermont 05604, provides certain transfer agency, shareholder and accounting services to the Trust.

     Shareholders of the Fund through ownership of a National Life variable life insurance or annuity policy as of the close of business on November 28, 2003 will be entitled to be present in person or by proxy and to vote at the meeting, depending on share ownership. As of that date, there were 1,518,138.111 shares of the Fund issued and outstanding. Holders of whole shares of the Fund are entitled to one vote per dollar of net asset value held as of the close of business on the record date and are entitled to a proportionate fractional vote for each fractional share held as of the close of business on the record date.

     Whether or not you are able to attend the meeting, your proxy vote is important. Because it is anticipated that most shareholders will be unable to be present at the meeting, it is necessary that enough shares be represented by proxy to constitute, along with the shares present in person, a legal quorum of shareholders of the Fund, so that the meeting can be held and the proposed action taken. A quorum is present as to a particular matter if thirty percent (30%) of the votes entitled to be cast on such matter are present, either in person or by proxy. If a quorum is not present, no actions will be taken and the applicable meeting will be adjourned until such time as a quorum is present. WE THEREFORE URGE YOU TO MARK, DATE, SIGN AND MAIL YOUR PROXY PROMPTLY, TO MAKE CERTAIN THAT YOUR SHARES ARE REPRESENTED AND WILL BE VOTED AT THE MEETING.

     As the legal owner of the Fund shares, National Life has the right to vote upon any matter that may be voted upon at the shareholders' meeting. National Life will vote Fund shares in accordance with the instructions of policyowners and will vote Fund shares held in each account for which policyowners do not send timely instructions in the same proportion as those shares in that account for which instructions are received.

     The number of shares held in each account attributable to a policy for which the policyowner may provide voting instructions is calculated by dividing the policy's value in that account by the net asset value per share of the corresponding fund as of the record date for the shareholder meeting. For each share of a fund for which policyowners have no interest, including any shares held in National Life's general account, National Life will cast votes, for or against any matter, in the same proportion as policyowners providing voting instructions.

     Any authorized voting instructions will also be valid for any adjournment of the meeting and will be revocable only at the direction of the owner executing them. If an insufficient number of affirmative votes are obtained to approve any item, the meeting may be adjourned to permit the solicitation of additional votes.

     Shares will be voted for any such adjournment at the discretion of National Life in whose account the shares are held. Whether a proposal is approved depends upon whether a sufficient number of votes are cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against that proposal.

     Any shareholder giving a proxy may revoke it at any time before it is voted (unless the proxy states that it is irrevocable and it is coupled with an interest) by duly executing a superseding proxy bearing a later date and delivering it to the Secretary at the address listed below, by giving written notice of the revocation of such proxy to the Secretary at the address listed below, or by attending the meeting and voting in person. National Life will vote Fund shares in accordance with all properly executed and unrevoked voting instructions received in time for the meeting or properly given at the meeting.

     The accompanying proxy is solicited by mail by and on behalf of the Board of Trustees of the Trust. The costs will be borne by NLCM. The Fund will not bear any expenses in connection with the preparation, printing and mailing of the proxy and this Notice and Proxy Statement.


     The Trust will furnish, without charge, a copy of its Annual Report for the year ended December 31, 2002, and its Semi Annual Report for the six months ended June 30, 2003, to any shareholder upon request. Shareholders may request these documents by writing to D. Russell Morgan, Secretary, Sentinel Variable Products Trust, National Life Drive, Montpelier, Vermont 05604, or by calling the Trust at 1-800-537-7003.

                                  PROPOSAL 1

                   APPROVAL OF INVESTMENT ADVISORY AGREEMENT



     The Fund commenced operations on August 1, 2003. Since that time, NL Capital Management, Inc. ("NLCM") has provided the Fund with management and investment advisory services pursuant to an Investment Advisory Agreement - Balanced and Bond Funds, dated as of November 8, 2002 (the "Investment Advisory Agreement"). The Board of Trustees of the Trust, including a majority of the Trust's independent Trustees, approved the Investment Advisory Agreement on November 8, 2002, and renewed it on November 7, 2003. Due to an oversight, however, the Investment Advisory Agreement has not been submitted for approval of the shareholders of the Fund until now. We are now asking you to approve the Investment Advisory Agreement. If you do so, it will be deemed effective on the date of shareholder approval, and will continue in effect until December 31, 2004, and thereafter subject to annual approval of the Board of Trustees. The form of the Investment Advisory Agreement - Balanced and Bond Funds, is attached hereto as Exhibit A.



Terms of the Agreement

     Investment Advisory Services. Pursuant to the Investment Advisory Agreement, NLCM will provide the Fund with investment advisory and management services. Subject to the supervision of the Trustees, NLCM is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with NLCM, as does the responsibility for placing purchase and sale orders for securities and selection of brokers to execute such orders. NLCM also provides the office space, facilities, equipment and necessary personnel for management of the Fund.


     Duration and Termination. Unless earlier terminated as described herein, the Investment Advisory Agreement will remain in effect until December 31, 2004, and thereafter from year to year if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund, and (b) by a majority of the Trustees who are not parties to such agreement or interested persons (as defined in the Investment Company Act of 1940, as amended) of any such party. The Investment Advisory Agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by vote of the shareholders of the Fund.


     Limit on Liability of NLCM. The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of NLCM, it shall not be subject to liability to the Fund or the Trust or to any shareholder of the Fund or the Trust for any act or omission in the course of rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.


Compensation and Expenses


     Management Fee. Pursuant to the Investment Advisory Agreement, NLCM will receive, for its services to the Fund, monthly compensation at the annual rate of 0.55% of the average daily net assets of the Fund.

     Payment of Fund Expenses. The Investment Advisory Agreement obligates NLCM to provide investment advisory services and to pay all the costs it incurs in providing such investment management services, including compensation of and furnishing office space for its investment and other personnel connected with investment and economic research, trading and investment management of the Fund. The Trust has established six series in addition to the Fund (together with the Fund, the "Series"). The Fund pays all other expenses incurred in its operation and a portion of the Trust's general administrative expenses allocated on the basis of the asset size of the respective Series. These expenses include brokerage commissions and other costs in connection with the purchase or sale of securities, all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies, fees and costs of the Trust's transfer agent, fund accounting and financial administration service provider, custodian, registrar, independent legal counsel and auditors, expenses of printing and mailing stock certificates, dividends, reports, notices and proxy materials to their shareholders, fees and expenses incident to the registration and maintenance of registration under the Securities Act of 1933 of shares of the Series (other than costs of printing prospectuses for prospective new shareholders), fees and expenses imposed on the Fund or the Trust under the 1940 Act, insurance premiums for fidelity bonds and other coverage relating to the Trust's operations, all expenses incident to holding of meetings of the Trust's shareholders, fees and expenses of Trustees who are not affiliated with Advisor, the Trust's share of fees and dues of the Investment Company Institute, and such non-recurring expenses as may arise, including actions, suits or proceedings, affecting the Fund or the Trust and the legal obligation which the Trust may have to indemnify its officers and Trustees with respect thereto.


     NLCM currently reimburses the Fund for all expenses it incurs in excess of 0.82% of its average daily net assets. NLCM has agreed with the SEC, in connection with the SEC's providing an order (IC-26143) approving the substitution of the Fund's shares for shares of J.P. Morgan GVIT Balanced Fund, to continue such reimbursement policy at least through August 1, 2005.


The Board's Considerations


     In its consideration of the Investment Advisory Agreement, the Board of Trustees, including the independent Trustees and with the assistance of outside counsel to the Trust, received and evaluated information relating to, among other things, the nature, quality and cost of the services to be provided by NLCM under the Investment Advisory Agreement. The non-interested Trustees also considered the quality and experience of the personnel who would provide investment advisory services to the Fund under the Investment Advisory Agreement and the expected profitability of the Agreement to NLCM. In this respect the Board noted that such personnel were the same as those providing investment advisory services to the publicly available Sentinel Balanced Fund, a fund with a similar objective, which had assets as of November 28, 2003 of $261.7 million and that the annual fee rate proposed to be applicable to the Fund (0.55% of the average daily net assets of the Fund) is no higher than that charged by its affiliate to the publicly available Sentinel Balanced Fund, which currently is 0.58% of the average daily net assets of the Fund. The Board determined, in part on the basis of the experience of the publicly available Sentinel Balanced Fund, which has operated for more than 25 years, that NLCM's personnel were fully capable of providing high quality investment advisory services to the Fund. The Board also noted that NLCM is not currently earning any profit with respect to its services to the various Series of the Trust, including the Fund. The non-interested Trustees were advised by the Trust's independent counsel in connection with their review of the Investment Advisory Agreement.


Payments to Affiliates of NLCM by the Fund

     Pursuant to a Fund Service Agreement dated as of July 27, 2000, Sentinel Administrative Service Company ("SASC"), a general partnership of which subsidiaries of NLCM hold the majority of the partnership interests, provides fund accounting services to the Trust, including the Fund. These services include calculation of the net asset value of the Fund each business day. The Trust compensates SASC for these fund accounting services by paying a fee equal to 0.10% per annum on the average daily net assets of each Series of the Trust. For the period from August 1, 2003 to November 30, 2003, the Fund paid $5,144 to SASC for fund accounting services.

     SASC also acts as transfer agent for the Trust under the same Fund Services Agreement. These services include processing the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. The only shareholders of each Series of the Trust are National Life Insurance Company separate accounts on behalf of variable life insurance and annuity policyholders, and in some cases National Life itself, but each separate account typically purchases or redeems shares on behalf of policyholders every business day. The Trust compensates SASC for its services as transfer agent with a fixed fee of $20,000 per annum, which is allocated among the various Series of the Trust in proportion to their respective net assets. For the period from August 1, 2003 to November 30, 2003, the Fund paid $952 to SASC for transfer agency services.

     The above arrangements for fund accounting and transfer agency services are expected to continue after the Investment Advisory Agreement is approved.

Information Relating to NLCM

     NLCM is a Vermont corporation. It is a wholly owned subsidiary of National Life Insurance Company, a Vermont stock insurance corporation, which in turn is wholly owned by NLV Financial Corporation, a Delaware corporation, all of whose outstanding shares are owned by National Life Holding Company, a Vermont mutual insurance holding company whose members are the policyholders of National Life Insurance Company.

     Rodney A. Buck is the Chairman and Chief Executive Officer of NLCM. Mr. Buck is also Executive Vice President and Chief Investment Officer of National Life Insurance Company. The other Directors of NLCM are Thomas H. MacLeay and Edward J. Bonach. Mr. MacLeay is Chairman and Chief Executive Officer of National Life Insurance Company, and Chairman, President and Chief Executive Officer of NLV Financial Corporation and National Life Holding Company. Mr. Bonach is Executive Vice President and Chief Financial Officer of each of National Life Insurance Company, NLV Financial Corporation, and National Life Holding Company. The address of each of Mr. Buck, Mr. MacLeay, Mr. Bonach, NLCM, National Life Insurance Company, NLV Financial Corporation and National Life Holding Company is National Life Drive, Montpelier, VT 05604.

     The name of each officer or trustee of the Trust who is an officer or employee of NLCM or its affiliates is set forth below.


Name                       Position with Trust                        Principal Occupation
----                       -------------------                        --------------------
James A. Mallon            Chairman and Chief Executive Officer       President & Chief Operating Officer, National Life
                                                                      Insurance Company

John M. Grab, Jr.          Vice President and Chief Financial         Senior Vice President, Chief Financial Officer & Treasurer,
                           Officer                                    Sentinel Management Company (a subsidiary of National Life
                                                                      Insurance Company)

Thomas H. Malone           Vice President and Treasurer               Vice President, Sentinel Administrative Service Company (a
                                                                      subsidiary of National Life Insurance Company)

John K. Landy              Vice President                             Vice President, Sentinel Administrative Service Company

Scott G. Wheeler           Assistant Vice President and Assistant     Assistant Vice President, Sentinel Administrative Service
                           Treasurer                                  Company

D. Russell Morgan          Secretary                                  Assistant General Counsel, National Life  Insurance Company


Impact on Expense Ratio of the Fund

     If the Investment Advisory Agreement is approved, it is expected that the expense ratio of the Fund, and its components, would be approximately as set forth below:

Annual Fund Operating Expenses
(as a percentage of average net assets of the Fund)
---------------------------------------------------

Management Fees                      0.55%
Other Expenses:
  Accounting and
   Administrative Costs              0.14%
  Other                              0.18%
                                     ------------------
Total Other Expenses                 0.32%
                                     ------------------
Total Annual Fund
  Operating Expenses                 0.87%(a)(b)(c)
                                     ==================

(a) The above fees and expenses do not include fees and expenses charged or incurred by the separate accounts of National Life Insurance Company which purchase shares of the Fund to serve as an investment vehicle under variable life insurance policies or variable annuity contracts issued by National Life Insurance Company. If such fees and expenses were included, the overall expenses shown above would be higher.

(b) Current Expense Ratios. The above expense ratios do not reflect waivers or reimbursements of expenses by NLCM. Currently, NLCM voluntarily waives or reimburses expenses of the Fund to the extent necessary to cap the expense ratio of the Fund at 0.82%. NLCM has agreed with the SEC to maintain the current cap on the Balanced Fund at least through August 1, 2005.

(c)     Based on estimates for the current fiscal year.

Example:

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Fees and charges associated with the separate accounts of National Life Insurance Company which purchase shares of the Fund are not reflected in the examples below and, if reflected, the overall expenses would be higher. This example assumes that you invest $10,000 in the Fund for the time periods indicated, that the Fund's operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below. NOTE THAT THE AMOUNTS SHOWN DO NOT REFLECT ANY OF THE WAIVERS OR REIMBURSEMENTS THAT LIMIT EXPENSE RATIOS TO THE LEVELS SHOWN IN FOOTNOTE (B) ABOVE.

                       1 year               3 years
                       ------               -------
                       $89                  $278


In the Event the Investment Advisory Contract is Not Approved

           If the Investment Advisory Agreement is not approved, the Fund's expense ratio may be approximately as shown below. HOWEVER, THE FUND WOULD THEN HAVE NO ARRANGEMENT IN PLACE TO PROVIDE FOR THE MANAGEMENT OF THE FUND'S PORTFOLIO.

Annual Fund Operating Expenses
(as a percentage of average net assets of the Fund)
---------------------------------------------------

Management Fees                      0%
Other Expenses:
  Accounting and
   Administrative Costs              0.14%
  Other                              0.18%
                                     ------------------
Total Other Expenses                 0.32%
                                     ------------------
Total Annual Fund
  Operating Expenses                 0.32%(a)(b)
                                     ==================

     (a) The above fees and expenses do not include fees and expenses charged or incurred by the separate accounts of National Life Insurance Company which purchase shares of the Fund to serve as an investment vehicle under variable life insurance policies or variable annuity contracts issued by National Life Insurance Company. If such fees and expenses were included, the overall expenses shown above would be higher.

     (b) Based on estimates for the current fiscal year.

Example:

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Fees and charges associated with the separate accounts of National Life Insurance Company which purchase shares of the Fund are not reflected in the examples below and, if reflected, the overall expenses would be higher. This example assumes that you invest $10,000 in the Fund for the time periods indicated, that the Fund's operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a

5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.

                       1 year               3 years
                       ------               -------
                       $33                  $103

Required Vote

     As provided in the 1940 Act, approval of the Investment Advisory Agreement will require the affirmative vote of a "majority of the outstanding securities" of the Fund, which means the affirmative vote of the lesser of:
(a) 67% or more of the shares of the Fund entitled to vote thereon present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote thereon are present or represented by proxy; or (b) more than 50% of the total outstanding shares of the Fund entitled to vote thereon. The National Life separate accounts are the legal owners of all the outstanding shares of the Fund, but in accordance with the 1940 Act and the rules thereunder, National Life will vote all of the shares in proportion to the instructions received from the variable life insurance and annuity policyholders on whose behalf the separate accounts own the shares.

     THE TRUSTEES OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE "FOR" PROPOSAL 1.

                                  PROPOSAL 2

 APPROVAL OF THE RETENTION BY, AND REIMBURSEMENT TO, NLCM OF COSTS INCURRED IN
            CONNECTION WITH ADVISORY SERVICES RENDERED TO THE FUND

     As discussed in Proposal 1, the Investment Advisory Agreement was inadvertently not submitted for initial shareholder approval at the time of inception of the Fund. Therefore, NLCM has been performing the services of an investment manager since August 1, 2003 without a written contract having been approved by the Fund's shareholders. NLCM has placed in escrow all investment advisory fees paid to it by the Fund.

     The Board of Trustees has approved, subject to shareholder ratification and approval, NLCM's retention of an amount equal to the costs incurred by NLCM in connection with rendering investment advisory services to the Fund from August 1, 2003 to the date of shareholder approval of the Investment Advisory Agreement, up to an amount equal to what the advisory fee would have been under the Investment Advisory Agreement. It is estimated that such costs amounted to $ 28,284 for the period August 1, 2003 to November 30, 2003. The costs incurred by NLCM from December 1, 2003 to the date of shareholder approval of the Investment Advisory Agreement will be calculated using the same methodology used to determine the costs NLCM incurred in connection with services rendered to the Fund for the period from August 1, 2003 to November 30, 2003.

Evaluation by the Board of Trustees

     In its consideration of this matter, the Board considered that the amount of the reimbursement was fair and reasonable, and that the intents and purposes of the 1940 Act were being met. In particular, the Board considered that NLCM had provided and continues to provide the same level of management services to the Fund as it would have had the Investment Advisory Agreement been approved by the shareholders at the inception of the Fund. Moreover, the Board was satisfied that the investment management services provided to the Fund have been of high quality and were rendered to its satisfaction.

     As a result of the foregoing considerations, the Board ratified and approved, subject to shareholder ratification and approval, the retention by, and reimbursement to, NLCM of the costs it incurred in connection with services rendered to the Fund from August 1, 2003 to the date of shareholder approval of the Investment Advisory Agreement.

Required Vote

     Ratification and approval of the retention by, and reimbursement to, NLCM of its costs incurred in connection with services rendered to the Fund will require the affirmative vote of the majority of votes cast by shareholders of the Fund present in person or represented by proxy. The National Life separate accounts are the legal owners of all the outstanding shares of the Fund, but in accordance with the 1940 Act and the rules thereunder, National Life will vote all of the shares in proportion to the instructions received from the variable life insurance and annuity policyholders on whose behalf the separate accounts own the shares.

     THE TRUSTEES OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE "FOR" PROPOSAL 2.


                           MEETINGS OF SHAREHOLDERS


     The Trust is not required by its Declaration of Trust to hold an annual meeting of shareholders. However, the Trust will be required to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and investment advisory arrangements, of new distribution arrangements or of a change in the fundamental policies, objectives or restrictions of any of the Series of the Trust. The Trust is also required to hold a shareholder meeting to elect new Trustees at such time as less than two thirds of the Trustees holding office have been elected by shareholders. The Declaration of Trust of the Trust requires that a special meeting of shareholders be held upon the written request of shareholders entitled to cast at least ten percent (10%) of all the votes entitled to be cast at such meeting, provided that (a) such request shall state the purpose or purposes of the meeting and the matters proposed to be acted upon at such meeting, and (b) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders. Any shareholder wishing to submit a proposal to be considered at the next meeting of shareholders of the Trust must submit such proposal a reasonable time before the solicitation of proxies in respect of such meeting is made. The mere submission of a proposal will not guarantee that such proposal will be presented at the meeting because, in order to be so presented, a proposal must meet certain requirements of the federal securities laws.


                                OTHER BUSINESS


     The only matters of which the management of the Trust is aware that are to be presented for action at the meeting are those outlined herein. Should any other matters requiring a vote of shareholders or relating to the conduct of the meeting arise, those persons who shall act as proxies will vote according to their best judgment.



                                  By Order of the Board of Trustees,


December 17, 2003                 D. RUSSELL MORGAN
                                  -----------------
                                  Secretary

                                  Sentinel Variable Products Trust

                                                           Exhibit A

            INVESTMENT ADVISORY AGREEMENT - BALANCED AND BOND FUNDS

     Agreement made as of this ___ day of _____________, by and between Sentinel Variable Products Trust, a Delaware business trust and a series investment company whose registration is pending under the Investment Company Act of 1940 (hereinafter called the "Trust"), and NL Capital Management, Inc., a Vermont corporation, a registered investment adviser under the Investment Advisers Act of 1940 (hereinafter called "Advisor").

                                  WITNESSETH:

     In consideration of the mutual promises and agreements herein contained and other good and valuable considerations, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

1.   Management of Securities Portfolios

     Advisor agrees to act as investment adviser to the Trust with respect to the investment of its assets in the Balanced Fund and the Bond Fund (the "Funds") and in general to supervise the investments of the Funds, subject at all times to the direction and control of the Board of Trustees of the Trust, all as more fully set forth herein. This Agreement shall be in addition to and shall not supercede the Investment Advisory Agreement dated as of November 1, 2000, which shall continue in full force and effect and under which Advisor provides investment advisory services to the original five Funds of the Trust.

     Advisor shall regularly provide investment advice to the Funds, and shall, subject to the succeeding provisions of this section, continuously supervise the investment and reinvestment of cash, securities or other property comprising the assets of the Funds, and Advisor shall accordingly:

     (a) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic or foreign, affecting the economy generally, the Funds, the individual companies whose securities are included in the Funds' portfolios, the industries in which they engage, and securities which Advisor considers may be suitable for inclusion in the Funds' portfolios, and regularly report thereon to the Board of Trustees of the Trust; and

     (b) provide continuously an investment program for each Fund consistent, in its opinion, with the investment policy and objectives for which such portfolio is designed; and

     (c) determine what securities shall be purchased or sold by the Funds, and regularly report thereon to the Board of Trustees of the Trust; and

     (d) take, on behalf of the Funds, all actions which appear to Advisor necessary to carry into effect such investment programs and supervisory functions as aforesaid including the placing of purchase and sale orders.

     Any investment program provided by Advisor under this section, or any supervisory functions taken hereunder by it shall at all times conform to, and be in accordance with, any requirements imposed by the provisions of the Investment Company Act of 1940 (the "1940 Act"), and any rules or regulations in force thereunder, any other applicable provision of law, the provisions of the Declaration of Trust of the Trust as amended from time to time, resolutions as adopted and/or amended from time to time by the Board of Trustees of the Trust, and the terms of the registration statement of the Trust, as amended from time to time, under the Securities Act of 1933 and the 1940 Act.

2.   The Trust to Bear Other Expenses

     It is understood and agreed that the Trust, in addition to the advisory fee paid to Advisors set forth in Article 3 below, will bear and pay for the expenses of operation of the Funds, including their (i) rent and office equipment, if any; (ii) salaries and employee benefits including applicable employment and payroll taxes, of their own administrative and executive personnel who are not affiliated with Advisor, if any; (iii) brokerage commissions and other costs in connection with the purchase or sale of securities; (iv) all taxes and corporate fees payable by the Funds to federal, state or other governmental agencies; (v) fees and costs of their transfer agent, fund accounting and financial administration service provider, custodian, registrar, independent legal counsel and auditors; (vi) expenses of printing and mailing stock certificates, dividends, reports, notices and proxy materials to their shareholders; (vii) fees and expenses incident to the registration and maintenance of registration under the Securities Act of 1933 of shares of the Funds for public sale (other than costs of printing prospectuses for prospective new shareholders) and the qualification of its shares for offering and sale under state or other securities laws; (viii) fees and expenses imposed on the Funds or the Trust under the 1940 Act; (ix) insurance premiums for fidelity bonds and other coverage relating to their operations;
(x) all expenses incident to holding of meetings of their shareholders; (xi) fees and expenses of Trustees who are not affiliated with Advisor; (xii) their pro rata share of fees and dues of the Investment Company Institute; and
(xiii) such non-recurring expenses as may arise, including actions, suits or proceedings, affecting the Funds or the Trust and the legal obligation which the Trust may have to indemnify its officers and Trustees with respect thereto.

3.   Compensation of Advisors

     As compensation in full for services rendered under this Agreement, the Trust will pay, out of the assets of the applicable Fund, to Advisor a monthly fee determined as follows:

     (1) With respect to the Balanced Fund: 0.55% per annum of the average daily net assets of the Fund.

     (2) With respect to the Bond Fund: 0.40% per annum on the average daily net assets of the Fund.

     The amounts payable to Advisor shall be based upon the value of the net assets as of the close of business each day, computed in accordance with the Declaration of Trust of the Trust and the then current registration statement of the Trust under the Securities Act of 1933 and the 1940 Act. Such amounts shall be paid monthly.

4.   Guarantee of Expense Limitation

     If, for any fiscal year of the Trust, expenses (including management fee and costs incident to its regular and executive personnel, but excluding interest, taxes, brokerage fees and, where permitted, extraordinary expense) borne by either Fund exceed expense limitations applicable to such Fund which are imposed by state securities regulators as such limitations may be lowered or raised from time to time, Advisor guarantees that it will reimburse the Fund for any excess. The portion of any such reduction to be borne by Advisor shall be deducted from the monthly investment advisory fee otherwise payable to Advisor and, if such amount should exceed such monthly investment advisory fees, Advisor agrees to repay to the appropriate Fund annually before publication of the Trust's annual report to shareholders such sum as may be required to make up the deficiency. For the purpose of this article, the term "fiscal year" shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Investment Advisory Agreement.

5.   Placing of Purchase and Sale Orders

     Advisor shall not deal as principal with the Funds in the purchase and sale of portfolio securities nor shall it receive any commissions or other remuneration on the purchase or sale of portfolio securities by the Funds (however, this provision shall not prevent Advisor from obtaining from brokers or dealers, subject to applicable law, research or trade execution services in connection with such purchases or sales of portfolio securities).

     Advisor is authorized and directed to place the orders for the purchase and sale of portfolio securities by the Funds and to supervise the executions thereof. With respect to such transactions, whether through a broker as agent or with a dealer as principal, Advisor's primary objective is to obtain the best overall price and execution of each transaction, but Advisor is permitted to cause the Funds to pay higher than the lowest available commissions if it makes the required determinations under applicable law. Such orders may be placed with qualified brokers and/or dealers who also provide investment information or other services to the Trust. Management shall report to the Trustees of the Trust at least quarterly on said allocations of order and on the brokerage commissions and/or dealer concessions involved, indicating to whom such allocations are made and the basis thereof.

6.   Nonexclusivity

     Advisor's services to the Funds hereunder are not to be deemed exclusive and Advisor shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

7.   National Life Services

     National Life Insurance Company and its subsidiaries may furnish to Advisor, in order to better enable it to fulfill its obligations hereunder, office space, personnel and other services as are requested by Advisor, in all cases for a reasonable charge. Advisor will present the details of any such arrangements to the Board of Trustees of the Trust.

8.   Affiliations of Advisor

     It is understood that the Trustees and officers of the Trust may be directors or officers of Advisor or an entity under common control, including National Life Insurance Company, or any affiliate thereof, or otherwise be interested in Advisor, and that the existence of such dual interest shall not affect the validity of this Agreement or any transactions hereunder.

9.   Liability of Advisor

     In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of Advisor, it shall not be subject to liability to the Funds or the Trust or to any stockholder of the Funds or the Trust for any act or omission in the course of, or in connection with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

10.  Duration of this Agreement

     This Agreement shall become effective upon the date set forth above and shall continue in force and effect, unless terminated as hereinafter provided, until December 31, 2003, and from year to year thereafter, provided such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including specific approval (i) by a majority of the Trustees who are not interested persons of a party to this Agreement (other than as Trustees of the Trust) by votes cast in person at a meeting specifically called for such purpose (Trustee vote) or (ii) as to each Fund, by a vote of a majority of such Fund and a Trustee vote.

11.  Termination

     This Agreement may be terminated by Advisor at any time without penalty upon giving the Trust sixty (60) days' written notice (which notice may be waived by the Trust) and may be terminated by the Trust, in its entirety or as to a specific Fund of the Trust, at any time without penalty upon giving Advisors sixty (60) days' written notice (which notice may be waived by Advisor), provided that such termination by the Trust shall be approved by the vote of a majority of the Board of Trustees of the Trust in office at the time or by the vote of a majority of the outstanding voting securities of the Trust, if such termination relates to the investment advisory arrangements for all Funds of the Trust, or by the vote of a majority of the outstanding voting securities of a specific Fund of The Trust, if such termination relates to that Fund only. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for this purpose having the meaning defined in Section 2(a)(4) of the 1940 Act.

12.  Notification of Changes in Advisor

     Advisor will notify the Trust of any change in the identities of the shareholders of Advisor within a reasonable time after such change.

     IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their corporate seals to be hereunder affixed, all as of the day and year first above written.

Attest:                                   SENTINEL VARIABLE PRODUCTS TRUST


__________________________                BY:___________________________
D. Russell Morgan                             Thomas H. MacLeay
Secretary                                     Chairman


Attest:                                   NL CAPITAL MANAGEMENT, INC.


__________________________                By:____________________________
                                              Rodney A. Buck
                                              Chairman, President and
                                              Chief Executive Officer

Sentinel Variable Products Trust
Balanced Fund



Registration Line 1...............                Account Number:  xxxxxxxxxx
Registration Line 2...............
Registration Line 3...............                Shares:   xxx,xxx.xxx
Registration Line 4...............
Registration Line 5...............
Registration Line 6...............
Registration Line 7 ..............


BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSALS AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSALS AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

               SENTINEL VARIABLE PRODUCTS TRUST - BALANCED FUND

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 AND "FOR" PROPOSAL 2.

THE UNDERSIGNED HEREBY APPOINTS JAMES A. MALLON, RODNEY A. BUCK, AND D. RUSSELL MORGAN AS PROXIES, EACH WITH THE POWER TO APPOINT HIS SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, ALL THE SHARES OF THE BALANCED FUND OF SENTINEL VARIABLE PRODUCTS TRUST HELD BY THE UNDERSIGNED AS OF THE CLOSE OF BUSINESS ON NOVEMBER 28, 2003, AS INDICATED ABOVE, AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 23, 2004 OR ANY ADJOURNMENT THEREOF.



TO VOTE, MARK THE BLOCKS BELOW AS FOLLOWS  6                  PLEASE DETACH AND RETURN THE LOWER PORTION ONLY

.................................................................................................................................

                         SENTINEL VARIABLE PRODUCTS TRUST - BALANCED FUND


Control Code: xxxxxxxxxx       Account Number:  xxxxxxxxxx              Shares:      xxx,xxx.xxx

For       Against     Abstain





|  |       |  |       |  |                 1)        To approve the Investment Advisory Agreement


|  |       |  |       |  |                 2)        To approve reimbursement of costs to NL Capital Management, Inc.




IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



____________________________________      ___________________________________          _______
SIGNATURE                                 SIGNATURE (JOINT OWNERS)                      DATE

PLEASE SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE.  WHERE SHARES ARE REGISTERED\
WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN.  PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES , ETC. SHOULD SO INDICATE.